UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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CET SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CET SERVICES, INC.
7032 South Revere Parkway
Englewood, Colorado 80112
(720) 875-9115

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 1, 2005

TO THE SHAREHOLDERS OF CET SERVICES, INC.:

      NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of CET Services, Inc., a California corporation (the “Company”), will be held at the Denver Marriott Courtyard Tech Center, 6565 South Boston Street, Englewood, Colorado, on Wednesday, June 1, 2005, at 9:00 a.m., Mountain Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters.

      1. The election of four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

      2. The ratification of the appointment of GHP Horwath, P.C., as the Company’s independent registered public accounting firm;

      3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

      Only holders of the no par value common stock of the Company of record at the close of business on April 20, 2005, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

      All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Steven H. Davis, President

Englewood, Colorado
April 20, 2005

PROXY STATEMENT
GENERAL INFORMATION
SHARES OUTSTANDING AND VOTING RIGHTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
COMPENSATION
Summary Compensation Table
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER BUSINESS
ANNUAL REPORT
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING TO BE HELD IN JUNE 2006

CET SERVICES, INC.
7032 South Revere Parkway
Englewood, Colorado 80112
(720) 875-9115

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 1, 2005

GENERAL INFORMATION

      The enclosed Proxy is solicited by and on behalf of the Board of Directors of CET Services, Inc., a California corporation (the “Company”), for use at the Company’s Annual Meeting of Shareholders to be held at the Denver Marriott Courtyard Tech Center, 6565 South Boston Street, Englewood, Colorado, on Wednesday, June 1, 2005, at 9:00 a.m., Mountain Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company’s shareholders on or about May 4, 2005.

      Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling, and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers, and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company’s shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

      All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

      The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004, is being simultaneously mailed to the Company’s shareholders, but does not constitute part of these proxy soliciting materials.

SHARES OUTSTANDING AND VOTING RIGHTS

      All voting rights are vested exclusively in the holders of the Company’s no par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on April 20, 2005, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On April 20, 2005, the Company had 5,554,489 shares of its no par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting. Under California law, shareholders are permitted to cumulate votes for the election of directors whose names have been placed in nomination. Therefore, in voting for directors, each outstanding share of common stock would be entitled to four votes which may be cast for one candidate or distributed in any manner among the nominees for director. However, the right to cumulate votes in favor of one or more candidates may not be exercised until the candidate or candidates have been nominated and any shareholder has given notice at the Annual Meeting of the intention to cumulate votes.

      The proxy holders will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the Board of Directors nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld.

      A majority of the Company’s outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the number and percentage of shares of the Company’s no par value common stock owned beneficially, as of April 20, 2005, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director, Nominee for Director, and Executive Officer of the Company, and by all Directors, Nominees for Director, and Executive Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

Name and Address	Amount and Nature of		Percent
of Beneficial Owners	Beneficial Ownership		of Class
Craig C. Barto	713,554	(1)	12.8%
2901 Orange Ave.
Long Beach, CA 90807

Steven H. Davis	1,187,907	(2)	21.4%
7032 S. Revere Parkway
Englewood, CO 80112

George Pratt	11,000	(3)	0.2%
7032 S. Revere Parkway
Englewood, CO 80112

John D. Hendrick	11,100	(4)	0.2%
62 W. Plaza Drive,
Highlands Ranch, CO 80126

Dale W. Bleck	32,500	(5)	0.6%
7032 S. Revere Parkway
Englewood, CO 80112

Ann J. Heckler	18,000	(5)	0.3%
7032 S. Revere Parkway
Englewood, CO 80112

All directors, nominees for	1,974,061		35.6%
director, and executive officers
as a group (6 persons)

Ross C. Gordon	367,000		6.6%
234 Michelle Lane
Alamo, CA 94507

(1)	Includes 703,554 shares held directly and 10,000 shares underlying stock options exercisable within 60 days held by Mr. Barto.

(2)	Includes 1,187,907 shares held directly.

(3)	Includes 1,000 shares held directly and 10,000 shares underlying stock options exercisable within 60 days held by Mr. Pratt.

(4)	Includes 1,100 shares held directly and 10,000 shares underlying stock options exercisable within 60 days held by Mr. Hendrick.

(5)	Represents shares underlying stock options exercisable within 60 days held by the named person.

      The Company knows of no agreements the operation of which may at a subsequent date result in a change in control of the Company.

ELECTION OF DIRECTORS

      The number of Directors of the Company is currently set at four (4) members. The Board of Directors recommends the election as Directors of the four (4) nominees listed below, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Each of the current members of the present Board of Directors has been nominated for reelection. The persons named as “Proxies” in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

      The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held, and the period during which each person has served as a Director:

		Positions and Offices
Name	Age	Held and Term as a Director
Craig C. Barto	47	Director since 1991
Steven H. Davis	51	Chief Executive Officer, President, and Director since 1991
George Pratt	72	Director since 1998
John D. Hendrick	61	Director since 2000

      There is no family relationship between any Director, Nominee for Director, or Executive Officer of the Company.

      The Company has an Audit Committee and a Compensation Committee, but has no nominating committee. The Board of Directors intends to establish either a nominating committee or other nominating procedures in compliance with American Stock Exchange rules which become effective for the Company on July 31, 2005. The Board of Directors is of the view that the establishment of such a committee or procedures within the time frame permitted by the American Stock Exchange will adequately serve the needs of the Company.

      The Audit Committee presently consists of Craig C. Barto, George Pratt, and John D. Hendrick, each of whom is independent under the standards of the American Stock Exchange currently in effect for the Company. The Audit Committee reviews financial statements and other data prior to release to the public. In addition, the Committee meets with the Company’s independent registered public accounting firm in connection with the Company’s audit. During 2004, the Audit Committee met four (4) times. The Board of Directors has determined that George Pratt is an audit committee financial expert, and that he is “independent", as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

      The Compensation Committee presently consists of Craig C. Barto, George Pratt, and John D. Hendrick. The Compensation Committee reviews compensation matters relating to the Executive Officers of the Company and makes recommendations to the Board of Directors. The Compensation Committee met one (1) time during 2004.

      Set forth below are the names of all directors, nominees for director, and executive officers of the Company, all positions and offices with the Company held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years:

      Craig C. Barto has been a Director of the Company since 1991. He is also the President and Chairman of the Board of Directors of Signal Hill Petroleum, Inc., Barto/Signal Petroleum, Inc., Signal Hill Operating, Inc., and Signal Oil and Refining, Inc., which operate businesses such as Paramount and Fletcher oil refineries. A graduate of UCLA with a degree in Economics in 1979, Mr. Barto was instrumental in the growth of the Signal Hill Petroleum companies in the oil business with the reclamation of a marginal operation in the West Newport Oil Field in Orange County, California. In addition to the oil and gas operations, Mr. Barto is also responsible for the commercial and residential development of over 100 acres of some of the last undeveloped hilltop property in Southern California.

      Steven H. Davis has served as the Company’s Chief Executive Officer, President, and a Director since 1991. Prior to that time he was operating partner of Lincoln Property Company which developed over 3 million square feet of buildings in California, Nevada, and Colorado. He has almost 20 years of experience in construction, financing, and developing industrial real estate. Mr. Davis graduated from Brown University with an emphasis in Economics in 1975 and obtained an MBA from the University of Southern California in 1977. As President, Mr. Davis manages the Company’s business affairs and has been instrumental in securing financing, negotiating bonding agreements, projecting and analyzing the feasibility of expansion, mergers and acquisitions, and formulating business relationships with customers, financial entities, and the legal community.

      George Pratt has been a Director of the Company since July 1998. Since June 1993, Mr. Pratt has been employed by Pratt Associates, Inc, which provides professional services in the area of corporate finance, merger-acquisition analysis for small high-technology companies, and providing services to the legal profession such as valuations of securities and privately-owned companies for estate purposes and research and testimony for securities-related litigation. From April 1988 to January 1993, he was Chairman and Chief Executive Officer of Computer Automation, Inc., a manufacturer of computer systems and automatic test equipment. Mr. Pratt received a B.B.A. Degree in Finance from Hofstra University in 1958.

      John D. Hendrick has been a Director of the Company since November 2000. Since March 2000, Mr. Hendrick has been General Manager of the Centennial Water & Sanitation District in Highlands Ranch, Colorado. From 1996 to 2000, he was owner of Hendrick Engineering, which provided consulting services for water resources and water supply matters. Mr. Hendrick has over thirty years experience in the water industry in various capacities including hydrologist, engineer, manager, and consultant. Mr. Hendrick received a Bachelor’s Degree in Agricultural Engineering from Cornell University in 1965, a Master’s Degree in Agricultural Engineering from the University of Illinois in 1967, and a Ph.D in Hydrology and Water Resources from Colorado State University in 1972.

      Dale W. Bleck has been Chief Financial Officer since September 1999, and he has been employed by the Company since March 1999. From May 1998 to March 1999, he was Chief Financial Officer of Spartan Steel Products, Inc., a distributor of steel products in Evergreen, Colorado. From January 1987 to May 1998, he was Controller (until April 1991) and then Corporate Analyst for Western Dairymen Cooperative, Inc., a dairy cooperative in Thornton, Colorado. Mr. Bleck received a B.S. Degree in Accounting from Illinois State University in 1972 and a M.B.A. Degree from Colorado State University in 1998. Mr. Bleck is 54 years old.

      Ann J. Heckler has been Secretary since June 2002, and has been employed by the Company since April 1998. From January 1991 through April 1998, she was a small business owner in the Denver metropolitan area. Ms. Heckler graduated from the University of Oklahoma in 1971 with a degree in Business Education. Ms. Heckler is 56 years old.

      The Company’s Board of Directors held four (4) meetings during the year ended December 31, 2004. Each Director attended all of the meetings held by the Board of Directors and its Committees during the time each such Director was a member of the Board or of any Committee of the Board.

      The Company’s executive officers hold office until the next annual meeting of directors of the Company, which currently is scheduled for June 1, 2005. There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named executive officers or directors was selected as an officer or director of the Company.

Section 16(a) Beneficial Reporting Compliance

      Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain written representations, no persons who were officers and directors or beneficial owner of 10% or more of the stock of the Company failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

Code of Ethics

      The Board of Directors has adopted a Code of Ethics which applies to all of the Company’s executive officers, directors and employees. A copy of the Code of Ethics is available by writing to the Corporate Secretary, CET Services, Inc., 7032 South Revere Parkway, Englewood, Colorado 80112.

Communications with the Board of Directors

      Shareholders wishing to contact the Board of Directors or a specified member or committee of the Board should send correspondence to the Corporate Secretary, CET Services, Inc., 7032 South Revere Parkway, Englewood, Colorado 80112. All communications so received from stockholders of the Company will be forwarded to the members of the Board of Directors, or to a specific Board member or committee if so designated by the stockholder. A stockholder who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman. All stockholders are also encouraged to communicate directly with both officers and directors regarding issues affecting the Company at the Annual Meeting of Shareholders.

Nominations of Persons to Serve on the Board of Directors

      The Company does not currently have a nominating committee, nor does it have a charter for a nominating committee. The Board of Directors, including a majority of the directors who are “independent” as defined in the American Stock Exchange listing standards, believes that a formal nominating committee is not necessary since it can adequately perform the functions of the nominating committee. The Board of Directors, including the independent directors, select the nominees for election to the Board and may consider any and all factors that it deems to be relevant in connection with such selection of nominees. Such factors may or may not include, among others, the following: relevant business and industry experience; level of education; business acumen; understanding of the Company’s business and industry; strategic thinking and willingness to share ideas; network of contacts; and diversity of experiences, expertise and backgrounds among Board members. The Company does not have a formal policy for consideration of director candidates recommended for selection as a nominee for election to the

Board by the Company’s stockholders. The Board will evaluate stockholder-recommended candidates under the same criteria as internally generated candidates.

COMPENSATION

      The following table sets forth information concerning the compensation received for services rendered in all capacities to the Company for the years ended December 31, 2004, 2003, and 2002, by the Company’s President and each other executive officer whose compensation exceeded $100,000 during such years.

Summary Compensation Table

					Long Term Compensation
					Awards		Payouts

	Annual Compensation					Securities
						Underly-
				Other	Re-	ing		All
				Annual	stricted	Options/		Other
Name and Principal				Compen-	Stock	SARS	LTIP	Compen-
Position	Year	Salary	Bonus	sation(1)	Award(s)	(Number)	Payouts	sation
Steven H. Davis,	2004	$125,008	$4,808	$721	0	0	0	$0
President and	2003	$129,816	$2,404	$433	0	0	0	$0
Chief Executive	2002	$125,008	$15,000	$1,750	0	0	0	$0
Officer

Dale W. Bleck	2004	$99,308	$3,846	$2,930	0	0	0	$0
Chief Financial	2003	$99,693	$1,846	$775	0	0	0	$0
Officer	2002	$96,000	$15,000	$2,942	0	0	0	$0

(1)	Includes 401(k) contributions by the Company.

Aggregated Option/SAR Exercises in Last Fiscal Year
and FY-End Option/SAR Values

			Securities Under-	Value of Unexer-
	Shares		lying Unexer-	cised-in-the-
	Acquired		cised Options	Money Options/
	On		SARs at FY-End	SARs at FY-End
	Exercise	Value	Exercisable/	Exercisable/
Name	(Number)	Realized	Unexercisable	Unexercisable
Steven H. Davis	0	0	0 / 0	$0 /$0
Dale W. Bleck	0	0	32,500 / 0	$4,313/$0

      The Company has no formal employment agreements with any of its Executive Officers.

Compensation of Directors

      Members of the Board of Directors receive a fee of $1,000 per Board meeting attended, including telephone meetings. They are also entitled to reimbursement of reasonable travel expenses incurred by them in attending board or committee meetings.

      On September 17, 2003, the Board of Directors granted Craig Barto and George Pratt, non-employee Directors of the Company, options to purchase 10,000 shares of common stock at $.32 per share. These options were not granted under any plan. The options are exercisable commencing September 17, 2004, until September 17, 2008, except that they will expire three months after the termination of serving as a Director of the Company, for reasons other than death, and one year after termination as a result of death.

      Effective November 14, 2000, the Board of Directors granted options to purchase 10,000 shares of common stock at $0.50 per share to John D. Hendrick in connection with his election to the Board. These options are exercisable commencing November 14, 2001, until November 14, 2005, except that they will expire three months after termination of serving as a Director of the Company, for reasons other than death, and one year after termination as a result of death.

401(k) and Simple IRA Plans

      The Company had a Non-Standardized Cash or Deferred Profit Sharing Plan pursuant to which all eligible employees could contribute a portion of their income. Company contributions to the Profit Sharing Plan were discretionary. The Company did, however, make matching contributions for the first six percent of all elective deferrals. Until 2002, the matching contribution was 25%. Beginning April 1, 2002, the matching contribution was increased to 50%. Effective March 31, 2003, the Plan was dissolved by the Board of Directors.

      Effective April 1, 2004, the Company established a Simple IRA plan for its employees under which they may defer a portion of their salaries up to allowable limits. The Company will match such deferrals on a dollar-for-dollar basis not to exceed 3% of an employee’s compensation or applicable limits.

Stock Option Plan

      On March 1, 1995, the Company adopted an Incentive Stock Option Plan (the “Plan”) for key personnel. A total of 550,000 shares of common stock are reserved for issuance pursuant to the exercise of stock options (the “Options”) which may be granted to full-time employees of the Company. The Plan is currently administered by the Board of Directors. In addition to determining who will be granted Options, the Board of Directors has the authority and discretion to determine when Options will be granted and the number of Options to be granted. The Board of Directors may grant Options intended to qualify for special treatment under the Internal Revenue Code of 1986, as amended (“Incentive Stock Options”) and may determine when each Option becomes exercisable, the duration of the exercise period for Options, and the form of the instruments evidencing Options granted under the Plan. The Board of Directors may adopt, amend, and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. The Board of Directors may also construe the Plan and the provisions in the instruments evidencing the Options granted under the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan.

      The Board of Directors has broad discretion to determine the number of shares with respect to which Options may be granted to participants. The maximum aggregate fair market value (determined as of the date of grant) of the shares as to which the Incentive Stock Options become exercisable for the first time during any calendar year may not exceed $100,000. The Plan provides that the purchase price per share for each Incentive Stock Option on the date of grant may not be less than 100 percent of the fair market value of the common stock on the date of grant. However, any Option granted under the Plan to a person owning more than 10 percent of the common stock shall be at a price of at least 110 percent of such fair market value.

      If an optionee ceases to be employed by the Company for any reason other than death or disability, the optionee may exercise all Options within three months following such cessation to the extent exercisable on the date of cessation. If an optionee dies while employed by the Company, or during the three-month period following termination of the optionee’s employment, or if the optionee becomes disabled, the optionee’s Options, unless previously terminated, may be exercised, whether or not otherwise exercisable, by the optionee or his legal representative or the person who acquires the Options by bequest or inheritance at any time within one year following the date of death or disability of the optionee.

      An Option granted under the Plan is not transferable by the optionee other than by will or by the laws of descent and distribution and, during the lifetime of the optionee, may be exercised only by the optionee, his guardian, or legal representative.

      In August 1996, the Company filed a registration statement on Form S-8 to register the 550,000 shares of the Company’s common stock reserved for issuance under the Company’s Incentive Stock Option Plan.

      As of December 31, 2004, options for 73,600 shares were outstanding at prices ranging from $0.20 to $3.50 per share under this plan.

Equity Compensation Plan Information

      The following table provides information as of December 31, 2004, with respect to shares of the Company’s common stock that may be issued under equity compensation plans:

Number of
securities
remaining
	Number of		available
	securities	Weighted-	for future
	to be issued	average	issuance under
	upon exer-	exercise	equity compen-
	cise of out-	price of	sation plans
	standing	outstanding	(excluding
	options,	options,	securities
	warrants	warrants	reflected in
	and rights	and rights	column (a))
Plan category	(a)	(b)	(c)
Equity compensation	73,600	$1.39	442,700
plans approved by security holders

Equity compensation	30,000	$.38	0
plans not approved by security holders

Total	103,600	$1.10	442,700

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company sells water it acquires under a water lease to the Centennial Water & Sanitation District. John D. Hendrick, who became a Director of the Company in November 2000, is the General Manager of the Centennial Water & Sanitation District. The Centennial Water & Sanitation District makes payments to an escrow agent who distributes the funds primarily to the lessor and the remainder to the Company. During 2004 and 2003, the Company invoiced the Centennial Water & Sanitation District $331,149 and $302,062, respectively,, under this arrangement.

      In March 2004, the Company sold a town home to Steven H. Davis, Chief Executive Officer, President and Director for $160,949, which was comparable to the price received for similar units from outside customers. The sales price approximated the cost of the unit. In addition, the Company agreed to lease the unit on a month-to-month basis from Mr. Davis for $1,050 per month to serve as the model unit for the outside marketing firm.

      On May 2, 2001, the Company entered into an agreement to purchase 631,514 shares of the Company’s common stock from Douglas W. Cotton, a former Director and Executive Vice President of the Company, for a maximum of $250,000 or approximately $0.395 per share. Initially, the Company purchased 189,454 shares for $75,000. The remaining 442,060 shares are to be purchased for a maximum of $175,000, the payment of which is contingent upon receipt of the $5.3 million of past due receivables from Remediation Financial, Inc. (“RFI”). Under the terms of the agreement, 5% of the proceeds from RFI as collected, up to the maximum of $175,00, will be applied to the purchase of the stock. In February 2002, following the receipt of $2.1 million from RFI, the Company purchased an additional 218,757 shares from Mr. Cotton for $86,600. In November 2003, following the receipt of $2.9 million from RFI, the company purchased the remaining 223,303 shares from Mr. Cotton for $88,400.

      All of these transactions were approved by the Board of Directors and were made on terms as fair and reasonable to the Company as those that could be obtained from non-affiliated third parties. Any future transactions between the Company and its officers, directors, employees and affiliates that are outside the scope of the Company’s employment relationship with such persons will be subject to the approval of a majority of the disinterested members of the Board of Directors based upon a determination that the terms are at least as favorable to the Company as those that could be obtained from unrelated parties.

REPORT OF THE AUDIT COMMITTEE

      The Company has a standing Audit Committee (the “Audit Committee”) of the Board of Directors. The Audit Committee presently consists of Craig C. Barto and George Pratt who are independent as defined in Section 121(A) of the American Stock Exchange’s listing standards currently in effect for the Company, and John D. Hendrick who is not independent under those listing standards. The Audit Committee operates pursuant to a charter (the “Audit Committee Charter”) approved and adopted by the Board. The Audit Committee, on behalf of the Board, oversees the Company’s financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with Management the audited financial statements and the footnotes thereto in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The Audit Committee held four (4) meetings in 2004.

      The Company’s outside independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements in all material respects, to accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed with the independent registered public accounting firm their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company’s independent registered public accounting firm under Statement on Auditing Standards 61, as amended by SAS 90. The Company’s independent registered public accounting firm has expressed the opinion that the Company’s audited financial statements conform, in all material respects, to accounting principles generally accepted in the United States. The independent registered public accounting firm has full and free access to the Audit Committee.

      The Audit Committee discussed with the Company’s independent registered public accounting firm their independence from management and the Company, and received from them the written disclosures and the letter concerning the independent accountants’ independence required by the Independence Standard Board Standard No. 1.

      The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans of the audit. The Audit Committee discussed with the independent registered public accounting firm the results of their audit, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

      The Audit Committee also recommended to the Board of Directors the selection of GHP Horwath, P.C. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

MEMBERS OF THE AUDIT COMMITTEE

Craig C. Barto
George Pratt
John D. Hendrick

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The independent registered public accounting firm of GHP Horwath, P.C. audited the financial statements of the Company for the year ended December 31, 2004, and has been selected in such capacity for the year ended December 31, 2005. At the direction of the Board of Directors, this appointment is being presented to the shareholders for ratification or rejection at the Annual Meeting of Shareholders. If the shareholders do not ratify the appointment of GHP Horwath, P.C., the appointment of auditors will be reconsidered by the Board of Directors.

      Representatives of GHP Horwath, P.C. are not expected to be present at the meeting. However if representatives of this firm are present at the meeting, they will be given an opportunity to make a statement if they desire to do so and to respond to appropriate questions from shareholders.

      On April 21, 2004, the Company engaged GHP Horwath, P.C. to serve as the Company’s independent registered public accounting firm, replacing Grant Thornton LLP. The change was made in order to reduce the expense of auditing fees. The decision to engage GHP Horwath, P.C. was recommended by the Audit Committee.

      The report of Grant Thornton LLP on the Company’s consolidated financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles or other reportable event (of the type described in Item 304 (a) (1) (B) of Regulation S-B). During the years ended December 31, 2003 and 2002 and the subsequent periods preceding the decision to change independent registered public accounting firms, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

      During the fiscal years ended December 31, 2003 and 2002 and the subsequent periods prior to engaging, neither the Company nor anyone on its behalf consulted GHP Horwath, P.C.

regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by GHP Horwath, P.C..

Independent Auditor Fees

      The following table presents aggregate fees for professional services rendered by GHP Horwath, P.C. for the year ended December 31, 2004 and Grant Thornton LLP for the year ended December 31, 2003; for the audit of the Company’s annual financial statements and fees billed for other services rendered by the respective firms during those periods:

	2004	2003
Audit Fees (1)	$43,285	$45,378
Audit-Related Fees (2)	0	7,743
Tax Fees (3)	7,000	15,793
All Other Fees	0	0

Total	$50,285	$68,914

(1)	These are fees for professional services for the audits of the Company’s annual financial statements and review of financial statements included in the Company’s 10-QSB filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	These are fees for the audit of the Company’s 401(k) plan.

(3)	These are fees for the preparation of the Company’s federal and state tax returns.

Audit Committee Pre-approval Policy

      The Company’s independent registered public accounting firm may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, nor may the Company’s independent registered public accounting firm be engaged to provide any other non-audit service unless it is determined that the engagement of the independent registered public accounting firm provides a business benefit resulting from its inherent knowledge of the Company while not impairing its independence. The Audit Committee must pre-approve the engagement of the Company’s independent registered public accounting firm to provide permissible non-audit services. All non-audit services provided by the independent registered public accounting firm in 2004 were pre-approved by the Audit Committee.

OTHER BUSINESS

      As of the date of this Proxy Statement, management of the Company was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

ANNUAL REPORT

      The Company’s Annual Report on Form 10-KSB for the year ending December 31, 2004, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
FOR THE ANNUAL MEETING TO BE HELD IN JUNE 2006

      Any proposal by a shareholder intended to be presented at the Company’s Annual Meeting of Shareholders to be held in June 2006 must be received at the offices of the Company, 7032 South Revere Parkway, Englewood, Colorado 80112, no later than December 21, 2005, in order to be included in the Company’s proxy statement and proxy relating to that meeting.

      Shareholders intending to bring any business before the Annual Meeting of Shareholders to be held in June 2006 that is not to be included in the Company’s proxy statement and proxy related to that meeting must notify the Company, in writing, prior to March 20, 2006, of the business to be presented. Any such notices received after said date will be considered untimely under Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, as amended.

Steven H. Davis, President

Englewood, Colorado
April 20, 2005

P R O X Y

CET SERVICES, INC.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Steven H. Davis with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of CET Services, Inc. held of record by the undersigned on April 20, 2005, at the Annual Meeting of Shareholders to be held on June 1, 2005, or any adjournment thereof.

      1. The election of four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified:

☐ FOR all nominees listed below (except as marked to the contrary).

☐ WITHHOLD authority to vote for all the nominees listed below:

Craig C. Barto George Pratt	John D. Hendrick Steven H. Davis

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee’s name above.]

      2. The ratification of the appointment of GHP Horwath, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005:

☐ FOR ☐ AGAINST ☐ ABSTAIN

      3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CET SERVICES, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

(To be signed on the other side)

CET SERVICES, INC.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER’S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

Dated: , 2005	Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians, and attorneys should indicate when signing. Attorneys should submit powers of attorney.